UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 15, 2005

Bank of the Ozarks, Inc.

(Exact name of registrant as specified in its charter)

Arkansas

(State or other jurisdiction of incorporation)

0-22759	71-0556208
(Commission File Number)	(IRS Employer Identification No.)

12615 Chenal Parkway, Little Rock, Arkansas	72211
(Address of principal executive offices)	(Zip Code)

(501) 978-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountants.

On November 15, 2005, Ernst & Young LLP indicated to Bank of the Ozarks, Inc. ( the “Company”) that it would decline to stand for re-appointment as the Company’s independent registered public accounting firm for future accounting periods after completion of its December 31, 2005 audits. On November 17, 2005, the Audit Committee of the Board of Directors of the Company completed its proposal process and engaged Crowe Chizek and Company LLC as the Company’s registered independent public accounting firm for the calendar year ending December 31, 2006.

The audit reports of Ernst & Young LLP on the consolidated financial statements of the Company as of and for the years ended December 31, 2004 and 2003, and management’s assessment of internal control over financial reporting as of December 31, 2004, and the effectiveness of internal control over financial reporting as of December 31, 2004, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent calendar years ended December 31, 2004 and 2003, and from December 31, 2004 through the effective date of Ernst & Young LLP’s notification to the Company of its intent to not stand for re-appointment as the Company’s registered independent public accounting firm, there have been no disagreements between the Company and Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused Ernst & Young LLP to make reference to the subject matter of such disagreements in connection with its reports. During the period described in the preceding sentence, there were no “reportable events” as defined in Item 304(a)(1) or (v) of Regulation S-K (“Regulation S-K”) of the Securities and Exchange Commission’s (“SEC”) rules and regulations.

During the two calendar years ended December 31, 2004 and 2003, and from December 31, 2004 through the engagement of Crowe Chizek and Company LLC as the Company’s registered independent public accounting firm for the calendar year ending December 31, 2006, neither the Company nor anyone on its behalf has consulted Crowe Chizek and Company LLC with respect to any accounting or auditing issues involving the Company, including without limitation, the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the Company’s financial statements or any matter that was either the subject of a disagreement with Ernst & Young LLP within the meaning of Section 304 of Regulation S-K or a “reportable event” as defined in Item 304(a)(1) or (v) of Regulation S-K.

The Company furnished Ernst & Young LLP with a copy of this Report on Form 8-K prior to filing with the SEC. The Company also requested Ernst &Young LLP to furnish a letter addressed to the SEC stating whether it agrees with the statements made in this report insofar as they relate to Ernst & Young LLP’s audit services and engagement with the Company. A copy of Ernst & Young LLP’s letter to the SEC dated November 16, 2005 is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

16.1	Letter to the Securities and Exchange Commission from Ernst & Young LLP

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF THE OZARKS, INC.
(Registrant)

Date: November 17, 2005	/s/ Paul E. Moore
Paul E. Moore Chief Financial Officer and Chief Accounting Officer

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